As filed with the Securities and Exchange Commission on August 8, 2006
Registration No. 333-135908

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Amendment No. 1
to
Form S-4
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933
GIBRALTAR INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	3310	13-1445150
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)
See Table of Co-Registrants

David W. Kay Executive Vice President, Chief Financial Officer and Treasurer 3556 Lake Shore Road	Copies to: Michael E. Storck, Esq. Lippes Mathias Wexler Friedman LLP 665 Main Street, Suite 300
Buffalo, New York 14219 Tel: (716) 826-6500 Fax: (716) 826-1584 (Name, Address, Including Zip Code, and Telephone Number Including Area Code, of Agent For Service)	Buffalo, New York 14203 Tel: (716) 853-5100 Fax: (716) 853-5199
      Approximate Date of Commencement of Proposed Offer to the Public: As soon as practicable after this Registration Statement becomes effective.
      If the securities being registered are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.     ☐
      If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Securities Act”), check the following box and list the Securities Act Registration Statement number of the earlier effective Registration Statement for the same offering.     ☐
      If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act Registration Statement number of the earlier effective Registration Statement for the same offering.     ☐
      The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Table of Co-Registrants

	State or Other
	Jurisdiction of	Primary Standard
Exact Name of Co-Registrant as	Incorporation or	Industrial Classification	I.R.S. Employer
Specified in its Charter*	Organization	Code Number	Identification Number

AIR VENT INC.	Delaware	3444	37-1016691
ALABAMA METAL INDUSTRIES CORPORATION	Delaware	3469	63-0003325
APPLETON SUPPLY COMPANY, INC.	Delaware	3444	13-1546329
3073819 NOVA SCOTIA COMPANY	Nova Scotia, Canada	3398	98-0393556
FORMER LEASING LIQUIDATING LLC	Delaware	3398	20-0768478
FORMER HEAT TREAT LIQUIDATING, CORP.	Delaware	3398	20-0170132
BC LIQUIDATING CORP.	Michigan	3398	38-3202445
GIBRALTAR OF NEVADA, INC.	Nevada	3398	57-0510551
CLEVELAND PICKLING, INC.	Delaware	3316	16-1323420
CONSTRUCTION METALS, LLC.	California	3444	33-0467847
DIAMOND PERFORATED METALS, INC.	California	3469	95-2909372
GATOR GRATE, INC.	Louisiana	3469	72-1338254
GIBRALTAR INTERNATIONAL, INC.	Delaware	6719	81-0557276
GIBRALTAR STEEL CORPORATION OF NEW YORK	New York	3316	16-091536
GIBRALTAR STRIP STEEL, INC.	Delaware	3316	06-1217919
GSCNY CORP.	Delaware	3316	20-0330038
GIBRALTAR OF MICHIGAN, INC.	Michigan	3398	38-1614453
GIBRALTAR OF INDIANA, INC.	Michigan	3398	38-2398534
HT LIQUIDATING CORP.	Delaware	3398	16-1570421
INTERNATIONAL GRATING, INC.	Texas	3469	74-1719652
K&W METAL FABRICATORS, LLC	Colorado	3444	84-0625442
GIBRALTAR OF PENNSYLVANIA, INC.	Pennsylvania	3398	25-1550765

	State or Other
	Jurisdiction of	Primary Standard
Exact Name of Co-Registrant as	Incorporation or	Industrial Classification	I.R.S. Employer
Specified in its Charter*	Organization	Code Number	Identification Number

SCM METAL PRODUCTS, INC.	Delaware	3444	20-4161055
SEA SAFE, INC.	Louisiana	3469	72-0849427
SOLAR GROUP, INC.	Delaware	3469	16-1544663
SOLAR OF MICHIGAN, INC.	Delaware	2514	02-0638711
SOUTHEASTERN METALS MANUFACTURING COMPANY INC.	Florida	3444	59-1025796
UNITED STEEL PRODUCTS COMPANY, INC.	Minnesota	3444	41-0914525
WM.R. HUBBELL STEEL CORPORATION	Illinois	5051	36-3088188

*	The address and telephone number of the principal executive offices of each of the co-registrants is c/o Gibraltar Industries, Inc., 3556 Lake Shore Road, P.O. Box 2028, Buffalo, New York 14219, (716) 826-6500.

EXPLANATORY NOTE
      This Amendment is filed solely to file the amended exhibit indicated in Item 21(a) of Part II and updated Item 21(a) of Part II. No change is made to the preliminary prospectus constituting Part I of the Registration Statement or Items 20, 21(b) or 22 of Part II of the Registration Statement.

PART II
INFORMATION NOT REQUIRED IN THE PROSPECTUS

Item 20.	Indemnification of Directors and Officers.
Indemnification of Directors and Officers of the Issuer
      Gibraltar Industries, Inc. is a corporation organized under the laws of the State of Delaware.

Indemnification under the Delaware General Corporation Law
      Section 145 of the Delaware General Corporation Law (the “DGCL”) authorizes a corporation to indemnify any person who was or is a party, or is threatened to be made a party, to a threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding, if the person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful.
      Section 145 of the DGCL does not permit indemnification in any threatened, pending or completed action or suit by or in the right of the corporation in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses, which the Court of Chancery or such other court shall deem proper. To the extent that a present or former director or officer of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to above, or in defense of any claim, issue or matter, such person shall be indemnified against expenses, including attorneys’ fees, actually and reasonably incurred. Indemnity is mandatory to the extent a claim, issue or matter has been successfully defended.
      The DGCL also provides that indemnifications under Section 145 can only be made upon a determination that indemnification of the present or former director, officer or employee or agent is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 145. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of directors who are not a party to the action at issue (even though less than a quorum), (2) by a majority vote of a designated committee of these directors (even though less than a quorum), (3) if there are no such directors, or these directors authorize, by the written opinion of independent legal counsel, or (4) by the stockholders.
      The DGCL also empowers a corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability under Section 145 of the DGCL.
      Section 102(b)(7) of the DGCL permits a corporation to provide for eliminating or limiting the personal liability of one of its directors for any monetary damages related to a breach of fiduciary duty as a director, so as long the corporation does not eliminate or limit the liability of a director (1) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (2) for any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) for unlawful payments of dividends or unlawful stock purchases or redemptions, or (4) for any transaction from which

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the director received an improper personal benefit. These provisions will not limit the liability of directors or officers under the federal securities laws of the United States.

Indemnification under the Company’s Certificate of Incorporation
      Pursuant to its certificate of incorporation the Company shall indemnify its directors and officers to the fullest extent authorized or permitted by the Delaware General Corporation Law, as the same exists or may hereafter be amended, and such right to indemnification shall continue as to a person who has ceased to be a director or officer of the Company and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that except for proceedings to enforce rights to indemnification, the Company shall not be obligated to indemnify any director or officer (or his or her heirs, executors or administrators) in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the board of directors of the Company.
      Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Company in advance of final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Company as authorized in the certificate of incorporation.
      The Company may, to the extent authorized from time to time by the board of directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Company who are not directors or officers.
      The rights to indemnification and to the advancement of expenses conferred in the certificate of incorporation shall not be exclusive of any other right which any person may have or hereafter acquire under the certificate of incorporation, the by-laws, any statute, agreement, vote of stockholders or disinterested directors or otherwise.
      Any repeal or modification of the indemnification provisions of the certificate of incorporation by the stockholders of the Company shall not adversely affect any rights to indemnification and advancement of expenses of a director or officer of the Company existing pursuant to the certificate of incorporation with respect to any acts or omissions occurring prior to such repeal or modification.

Item 21.	Exhibits and Financial Statements
      Reference is made to the Exhibit Index following the signature pages hereto which Exhibit Index is incorporated by reference into this Item 21.

Item 22.	Undertakings.
      The undersigned registrants hereby undertake:
      (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement, or the most recent post-effective amendment thereof, which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered, if the total dollar value of securities offered would not exceed that which was registered, and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;

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(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;
      (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and
      (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.
      (4) That, for the purpose of determining liability under the Securities Act to any purchaser, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.
      The undersigned registrants hereby undertake that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) or the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
      The undersigned registrants hereby undertake:
      (1) To respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11, or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.
      (2) To supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.
      Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrants pursuant to the foregoing provisions, or otherwise, the registrants have been advised that in the opinion of the Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by a registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrants will, unless in the opinion of their counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by then is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

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SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Buffalo, State of New York, on August 8, 2006.

GIBRALTAR INDUSTRIES, INC.

By:	/s/ DAVID W. KAY

David W. Kay
Executive Vice President,
Chief Financial Officer and Treasurer

Signature		Title	Date

/s/ * Brian J. Lipke		Chairman of the Board and Chief Executive Officer (Principal Executive Officer)	August 8, 2006

/s/ * Henning Kornbrekke		President and Chief Operating Officer	August 8, 2006
/s/ David W. Kay David W. Kay		Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)	August 8, 2006
/s/ * Robert E. Sadler, Jr.		Director	August 8, 2006
/s/ * Gerald S. Lippes		Director	August 8, 2006
/s/ * Arthur A. Russ, Jr.		Director	August 8, 2006
/s/ * William P. Montague		Director	August 8, 2006
/s/ * David N. Campbell		Director	August 8, 2006
/s/ * William J. Colombo		Director	August 8, 2006

*By:	/s/ David W. Kay David W. Kay Attorney-in-Fact

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SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Buffalo, State of New York, on August 8, 2006.

AIR VENT INC.

By:	/s/ DAVID W. KAY

David W. Kay
Executive Vice President,
Chief Financial Officer and Treasurer

Signature		Title	Date

/s/ * Brian J. Lipke		Chief Executive Officer and a Director (Principal Executive Officer)	August 8, 2006
/s/ David W. Kay David W. Kay		Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)	August 8, 2006

*By:	/s/ David W. Kay David W. Kay Attorney-in-Fact

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SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Buffalo, State of New York, on August 8, 2006.

ALABAMA METAL INDUSTRIES CORPORATION

By:	/s/ DAVID W. KAY

David W. Kay
Executive Vice President,
Chief Financial Officer and Treasurer
      Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature		Title	Date

/s/ * Brian J. Lipke		Chief Executive Officer and a Director (Principal Executive Officer)	August 8, 2006

/s/ David W. Kay David W. Kay		Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)	August 8, 2006

*By:	/s/ David W. Kay David W. Kay Attorney-in-Fact

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SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Buffalo, State of New York, on August 8, 2006.

APPLETON SUPPLY COMPANY, INC.

By:	/s/ DAVID W. KAY

David W. Kay
Executive Vice President,
Chief Financial Officer and Treasurer

Signature		Title	Date

/s/ * Brian J. Lipke		Chief Executive Officer and a Director (Principal Executive Officer)	August 8, 2006

/s/ David W. Kay David W. Kay		Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)	August 8, 2006

*By:	/s/ David W. Kay David W. Kay Attorney-in-Fact

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SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Buffalo, State of New York, on August 8, 2006.

3073819 NOVA SCOTIA COMPANY

By:	/s/ DAVID W. KAY

David W. Kay
Executive Vice President,

Chief Financial Officer and Treasurer

Signature		Title	Date

/s/ * Brian J. Lipke		Chief Executive Officer and a Director (Principal Executive Officer)	August 8, 2006

/s/ David W. Kay David W. Kay		Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)	August 8, 2006

* By:	David W. Kay David W. Kay Attorney-in-fact

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SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Buffalo, State of New York, on August 8, 2006.

FORMER LEASING LIQUIDATING, LLC

By:	/s/ DAVID W. KAY

David W. Kay
Executive Vice President,

Chief Financial Officer and Treasurer

Signature		Title	Date

/s/* Brian J. Lipke		Chief Executive Officer (Principal Executive Officer)	August 8, 2006

/s/ David W. Kay David W. Kay		Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)	August 8, 2006

Former Heat Treat Liquidating Corp.		Manager	August 8, 2006

By:	* Brian J. Lipke, Chief Executive Officer and Director

*By:	/s/ David W. Kay David W. Kay Attorney-in-fact

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SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Buffalo, State of New York, on August 8, 2006.

FORMER HEAT TREAT LIQUIDATING CORP.

By:	/s/ DAVID W. KAY

David W. Kay
Executive Vice President,

Chief Financial Officer and Treasurer

Signature		Title	Date

/s/* Brian J. Lipke		Chief Executive Officer and a Director (Principal Executive Officer)	August 8, 2006
/s/ David W. Kay David W. Kay		Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)	August 8, 2006

By:	/s/ David W. Kay David W. Kay Attorney-in-fact

II-x

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Buffalo, State of New York, on August 8, 2006.

BC LIQUIDATING CORP.

By:	/s/ DAVID W. KAY

David W. Kay
Executive Vice President,

Chief Financial Officer and Treasurer

Signature		Title	Date

/s/* Brian J. Lipke		Chief Executive Officer and a Director (Principal Executive Officer)	August 8, 2006
/s/ David W. Kay David W. Kay		Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)	August 8, 2006

By:	/s/ David W. Kay David W. Kay Attorney-in-fact

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SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Buffalo, State of New York, on August 8, 2006.

GIBRALTAR OF NEVADA, INC.

By:	/s/ David W. Kay

David W. Kay
Executive Vice President,
Chief Financial Officer and Treasurer

Signature		Title	Date

/s/ * Brian J. Lipke		Chief Executive Officer and a Director (Principal Executive Officer)	August 8, 2006

/s/ David W. Kay David W. Kay		Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)	August 8, 2006

* By:	/s/ David W. Kay David W. Kay Attorney-in-Fact

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SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Buffalo, State of New York, on August 8, 2006.

CLEVELAND PICKLING, INC.

By:	/s/ DAVID W. KAY

David W. Kay
Executive Vice President,
Chief Financial Officer and Treasurer
POWER OF ATTORNEY AND SIGNATURES

Signature		Title	Date

/s/* Brian J. Lipke		President and a Director (Principal Executive Officer)	August 8, 2006

/s/ David W. Kay David W. Kay		Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)	August 8, 2006

*By:	/s/ David W. Kay David W. Kay Attorney-in-Fact

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SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Buffalo, State of New York, on August 8, 2006.

CONSTRUCTION METALS, LLC

By:	/s/ DAVID W. KAY

David W. Kay
Executive Vice President,
Chief Financial Officer and Treasurer
POWER OF ATTORNEY AND SIGNATURES

Signature		Title	Date

/s/* Brian J. Lipke		Chief Executive Officer (Principal Executive Officer)	August 8, 2006

/s/ David W. Kay David W. Kay		Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)	August 8, 2006

Southeastern Metals Manufacturing Company, Inc.		Manager	August 8, 2006

By:	/s/* Brian J. Lipke Chief Executive Officer and director

* By:	/s/ David W. Kay David W. Kay Attorney-in-Fact

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SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Buffalo, State of New York, on August 8, 2006.

DIAMOND PERFORATED METALS, INC.

By:	/s/ David W. Kay

David W. Kay
Executive Vice President,
Chief Financial Officer and Treasurer
POWER OF ATTORNEY AND SIGNATURES

Signature		Title	Date

/s/ Brian J. Lipke		* Chief Executive Officer and a Director (Principal Executive Officer)	August 8, 2006
/s/ David W. Kay David W. Kay		Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)	August 8, 2006

*By:	/s/ David W. Kay David W. Kay Attorney-in-Fact

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SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Buffalo, State of New York, on August 8, 2006.

GATOR GRATE, INC.

By:	/s/ DAVID W. KAY

David W. Kay
Executive Vice President,

Chief Financial Officer and Treasurer

Signature		Title	Date

/s/* Brian J. Lipke		Chief Executive Officer and a Director (Principal Executive Officer)	August 8, 2006
/s/ David W. Kay David W. Kay		Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)	August 8, 2006

*By:	/s/ David W. Kay David W. Kay Attorney-in-Fact

II-xvi

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Buffalo, State of New York, on August 8, 2006.

GIBRALTAR INTERNATIONAL, INC.

By:	/s/ DAVID W. KAY

David W. Kay
Executive Vice President,

Chief Financial Officer and Treasurer

Signature		Title	Date

/s/* Brian J. Lipke		Chief Executive Officer and a Director (Principal Executive Officer)	August 8, 2006
/s/ David W. Kay David W. Kay		Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)	August 8, 2006

*By:	/s/ David W. Kay David W. Kay Attorney-in-Fact

II-xvii

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Buffalo, State of New York, on August 8, 2006.

GIBRALTAR STEEL CORPORATION OF NEW YORK

By:	/s/ DAVID W. KAY

David W. Kay
Executive Vice President,

Chief Financial Officer and Treasurer

Signature		Title	Date

/s/* Brian J. Lipke		President and a Director (Principal Executive Officer)	August 8, 2006

/s/ David W. Kay David W. Kay		Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)	August 8, 2006

*By:	/s/ David W. Kay David W. Kay Attorney-in-Fact

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SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Buffalo, State of New York, on August 8, 2006.

GIBRALTAR STRIP STEEL, INC.

By:	/s/ DAVID W. KAY

David W. Kay
Executive Vice President,

Chief Financial Officer and Treasurer

Signature		Title	Date

/s/* Brian J. Lipke		Chief Executive Officer and a Director (Principal Executive Officer)	August 8, 2006
/s/ David W. Kay David W. Kay		Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)	August 8, 2006

*By:	/s/ David W. Kay David W. Kay Attorney-in-Fact

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SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Buffalo, State of New York, on August 8, 2006.

GSCNY CORP.

By:	/s/ DAVID W. KAY

David W. Kay
Executive Vice President,
Chief Financial Officer and Treasurer

Signature		Title	Date

/s/ * Brian J. Lipke		Chief Executive Officer and a Director (Principal Executive Officer)	August 8, 2006
/s/ David W. Kay David W. Kay		Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)	August 8, 2006

*By:	/s/ David W. Kay David W. Kay Attorney-in-Fact

II-xx

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Buffalo, State of New York, on August 8, 2006.

GIBRALTAR OF MICHIGAN, INC.

By:	/s/ DAVID W. KAY

David W. Kay
Executive Vice President,
Chief Financial Officer and Treasurer

Signature		Title	Date

/s/ * Brian J. Lipke		Chief Executive Officer and a Director (Principal Executive Officer)	August 8, 2006

/s/ David W. Kay David W. Kay		Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)	August 8, 2006

*By:	/s/ David W. Kay David W. Kay Attorney-in-Fact

II-xxi

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Buffalo, State of New York, on August 8, 2006.

GIBRALTAR OF INDIANA, INC.

By:	/s/ DAVID W. KAY

David W. Kay
Executive Vice President,
Chief Financial Officer and Treasurer

Signature		Title	Date

/s/ * Brian J. Lipke		Chief Executive Officer, President and a Director (Principal Executive Officer)	August 8, 2006
/s/ David W. Kay David W. Kay		Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)	August 8, 2006

*By:	/s/ David W. Kay David W. Kay Attorney-in-Fact

II-xxii

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Buffalo, State of New York, on August 8, 2006.

HT LIQUIDATING CORP.

By:	/s/ DAVID W. KAY

David W. Kay
Executive Vice President,
Chief Financial Officer and Treasurer

Signature		Title	Date

/s/ * Brian J. Lipke		Chief Executive Officer and a Director (Principal Executive Officer)	August 8, 2006
/s/ David W. Kay David W. Kay		Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)	August 8, 2006

*By:	/s/ David W. Kay David W. Kay Attorney-in-Fact

II-xxiii

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Buffalo, State of New York, on August 8, 2006.

INTERNATIONAL GRATING, INC.

By:	/s/ DAVID W. KAY

David W. Kay
Executive Vice President,
Chief Financial Officer and Treasurer
POWER OF ATTORNEY AND SIGNATURES

Signature		Title	Date

/s/ * Brian J. Lipke		Chief Executive Officer and a Director (Principal Executive Officer)	August 8, 2006
/s/ David W. Kay David W. Kay		Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)	August 8, 2006

*By:	/s/ David W. Kay David W. Kay Attorney-in-Fact

II-xxiv

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Buffalo, State of New York, on August 8, 2006.

K&W METAL FABRICATORS, LLC

By:	/s/ DAVID W. KAY

David W. Kay
Executive Vice President,
Chief Financial Officer and Treasurer
POWER OF ATTORNEY AND SIGNATURES

Signature		Title	Date

/s/ * Brian J. Lipke		Chief Executive Officer (Principal Executive Officer)	August 8, 2006
/s/ David W. Kay David W. Kay		Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)	August 8, 2006
	Southeastern Metals Manufacturing Company, Inc.	Manager

By:	/s/ * Brian J. Lipke, Chief Executive Officer and Director		August 8, 2006

*By:	/s/ David W. Kay David W. Kay Attorney-in-Fact

II-xxv

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Buffalo, State of New York, on August 8, 2006.

GIBRALTAR OF PENNSYLVANIA, INC.

By:	/s/ DAVID W. KAY

David W. Kay
Executive Vice President,
Chief Financial Officer and Treasurer
POWER OF ATTORNEY AND SIGNATURES

Signature		Title	Date

/s/ * Brian J. Lipke		Chief Executive Officer and a Director (Principal Executive Officer)	August 8, 2006
/s/ David W. Kay David W. Kay		Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)	August 8, 2006

*By:	/s/ David W. Kay David W. Kay Attorney-in-Fact

II-xxvi

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Buffalo, State of New York, on August 8, 2006.

SCM METAL PRODUCTS, INC.

By:	/s/ DAVID W. KAY

David W. Kay
Executive Vice President,
Chief Financial Officer and Treasurer
POWER OF ATTORNEY AND SIGNATURES

Signature		Title	Date

/s/ * Brian J. Lipke		Chief Executive Officer and a Director (Principal Executive Officer)	August 8, 2006

/s/ David W. Kay David W. Kay		Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)	August 8, 2006

* By:	/s/ David W. Kay David W. Kay Attorney-in-Fact

II-xxvii

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Buffalo, State of New York, on August 8, 2006.

SEA SAFE, INC.

By:	/s/ DAVID W. KAY

David W. Kay
Executive Vice President,
Chief Financial Officer and Treasurer

Signature		Title	Date

/s/ * Brian J. Lipke		Chief Executive Officer and a Director (Principal Executive Officer)	August 8, 2006
/s/ David W. Kay David W. Kay		Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)	August 8, 2006

*By:	/s/ David W. Kay David W. Kay Attorney-in-Fact

II-xxviii

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Buffalo, State of New York, on August 8, 2006.

SOLAR GROUP, INC.

By:	/s/ DAVID W. KAY

David W. Kay
Executive Vice President,
Chief Financial Officer and Treasurer

Signature		Title	Date

/s/* Brian J. Lipke		Chief Executive Officer and a Director (Principal Executive Officer)	August 8, 2006

/s/ David W. Kay David W. Kay		Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)	August 8, 2006

*By:	/s/ David W. Kay David W. Kay Attorney-in-Fact

II-xxix

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Buffalo, State of New York, on August 8, 2006.

SOLAR OF MICHIGAN, INC.

By:	/s/ DAVID W. KAY

David W. Kay
Executive Vice President,
Chief Financial Officer and Treasurer

Signature		Title	Date

/s/* Brian J. Lipke		Chief Executive Officer and a Director (Principal Executive Officer)	August 8, 2006

/s/ David W. Kay David W. Kay		Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)	August 8, 2006

*By:	/s/ David W. Kay David W. Kay Attorney-in-Fact

II-xxx

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrants has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Buffalo, State of New York, on August 8, 2006.

SOUTHEASTERN METALS MANUFACTURING COMPANY INC.

By:	/s/ DAVID W. KAY

David W. Kay
Executive Vice President,

Chief Financial Officer and Treasurer

Signature		Title	Date

/s/* Brian J. Lipke		Chief Executive Officer and a Director (Principal Executive Officer)	August 8, 2006
/s/ David W. Kay David W. Kay		Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)	August 8, 2006

By:	/s/ David W. Kay David W. Kay Attorney-in-fact

II-xxxi

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrants has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Buffalo, State of New York, on August 8, 2006.

UNITED STEEL PRODUCTS, INC.

By:	/s/ DAVID W. KAY

David W. Kay
Executive Vice President,
Chief Financial Officer and Treasurer

Signature		Title	Date

/s/ * Brian J. Lipke		Chief Executive Officer and a Director (Principal Executive Officer)	August 8, 2006

/s/ David W. Kay David W. Kay		Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)	August 8, 2006

* By:	/s/ David W. Kay David W. Kay Attorney-in-Fact

II-xxxii

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Buffalo, State of New York, on August 8, 2006.

WM. R. HUBBELL STEEL CORPORATION

By:	/s/ DAVID W. KAY

David W. Kay
Executive Vice President,
Chief Financial Officer and Treasurer

Signature		Title	Date

/s/ * Brian J. Lipke		Chief Executive Officer and a Director (Principal Executive Officer)	August 8, 2006

/s/ David W. Kay David W. Kay		Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)	August 8, 2006

* By:	/s/ David W. Kay David W. Kay Attorney-in-Fact

II-xxxiii

EXHIBIT INDEX

Item 21.	Exhibits and Financial Statement Schedules.

(a) Exhibits

Exhibit
Number	Description

3.1*	Certificate of Incorporation of the Registrant
3.2*	Amended and Restated By-Laws of the Registrant effective August 11, 1998
4.1	Specimen Common Share Certificate (incorporated by reference number to the same exhibit number to the Company’s Registration Statement on Form S-1 (Registration No. 33-69304))
4.2	Indenture, dated as of December 8, 2005, among the Company, the Guarantors (as defined therein) and the Trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed December 13, 2005)
4.3	Form of 8% Senior Subordinated Note, Series B, due 2015 (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed December 13, 2005)
5.1**	Opinion of Lippes Mathias Wexler Friedman LLP regarding validity of the new notes and the new guarantees
10.1	Partnership Agreement of Samuel Pickling Management Company dated June 1, 1988 between Cleveland Pickling, Inc. and Samuel Manu-Tech, Inc. (incorporated by reference to Exhibit 10.7 to the Company’s Registration Statement on Form S-1 (Registration No. 33-69304))
10.2	Partnership Agreement dated May 1988 among Samuel Pickling Management Company, Universal Steel Co. and Ruscon Steel Corp., creating Samuel Steel Pickling Company, a general partnership (incorporated by reference to Exhibit 10.8 to the Company’s Registration Statement on Form S-1 (Registration No. 33-69304))
10.3	Lease dated September 1, 1990 between Erie County Industrial Development Agency and Integrated Technologies International, Ltd. (incorporated by reference to Exhibit 10.13 to the Company’s Registration Statement on Form S-1 (Registration No. 33-69304))
10.4	Lease dated June 4, 1993 between Buffalo Crushed Stone, Inc. and Gibraltar Steel Corporation (incorporated by reference to Exhibit 10.14 to the Company’s Registration Statement on Form S-1 (Registration No. 33-69304))
10.5	Employment Agreement dated as of July 9, 1998 between the Registrant and Brian J. Lipke (incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 1998
10.6	Gibraltar Steel Corporation Executive Incentive Bonus Plan (incorporated by reference to Exhibit 10.16 to the Company’s Registration Statement on Form S-1 (Registration No. 33-69304))
10.7	Agreement dated December 22, 2000 for Adoption by Gibraltar Steel Corporation of New York of the Dreyfus Nonstandardized Prototype Profit Sharing Plan and Trust (incorporated by reference to Exhibit 10.1 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2001)
10.8	Gibraltar Industries, Inc. Incentive Stock Option Plan, Fifth Amendment and Restatement (incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2000)
10.9	Gibraltar Industries, Inc. Restricted Stock Plan, First Amendment and Restatement (incorporated by reference to Exhibit 10.13 of the Company’s Annual Report on Form 10-K for the year ended December 31, 1997)
10.10	Gibraltar Industries, Inc. Non-Qualified Stock Option Plan, First Amendment and Restatement (incorporated by reference to Exhibit 10.17 to the Company’s Registration Statement on Form S-1 (Registration No. 333-03979)
10.11	Gibraltar Industries, Inc. Profit Sharing Plan dated August 1, 1984, as Amended April 14, 1986 and May 1, 1987 (incorporated by reference to Exhibit 10.21 to the Company’s Registration Statement on Form S-1 (Registration No. 33-69304))

II-xxxiv

Exhibit
Number	Description

10.12	Fourth Amended and Restated Credit Agreement among Gibraltar Steel Corporation, Gibraltar Steel Corporation of New York, JPMorgan Chase Bank, as administrative Agent, and various financial institutions that are signatories thereto (incorporated by reference to Exhibit 10.1 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2002)
10.13	First Amendment, dated May 28, 1999, to the Partnership Agreement dated May 1988 among Samuel Pickling Management Company, Universal Steel Co., and Ruscon Steel Corp., creating Samuel Steel Pickling Company, a general partnership (incorporated by reference to Exhibit 10.20 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 1999)
10.14	Gibraltar 401(k) Plan Amendment and Restatement Effective October 1, 2004 as amended by the First, Second, and Third Amendments to the Amendment and Restatement Effective October 1, 2004 (Incorporated by reference to Exhibit 10.19 of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2004)
10.15	First Amendment, dated January 20, 1995, to Gibraltar Steel Corporation 401(k) Plan (Incorporated by reference to Exhibit 10.28 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 1994)
10.16	Gibraltar Industries, Inc. 2005 Equity Incentive Plan (Incorporated by reference to Exhibit 99.1 to the Registrant’s Current Report on Form 8-K filed May 25, 2005)
10.17	Gibraltar Industries, Inc. 2005 Equity Incentive Plan Form of Award of Restricted Units (Long Term Incentive) (Incorporated by reference to Exhibit 99.2 to the Registrant’s Current Report on Form 8-K filed May 25, 2005)
10.18	Gibraltar Industries, Inc. 2005 Equity Incentive Plan Form of Award of Non-Qualified Option (Incorporated by reference to Exhibit 99.3 to the Registrant’s Current Report on Form 8-K filed May 25, 2005)
10.19	Gibraltar Industries, Inc. 2005, Equity Incentive Plan Form of Award (Retirement) (Incorporated by reference to Exhibit 99.4 to the Registrant’s Current Report on Form 8-K filed May 25, 2005)
10.20	Credit Agreement among Gibraltar Industries, Inc., Gibraltar Steel Corporation of New York and Key Bank National Association and the other lenders named therein dated as of April 1, 2005 (Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed April 7, 2005)
10.21	Change in Control Agreement between the Company and Brian J. Lipke dated as of April 7, 2005 (Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed April 13, 2005)
10.22	Change in Control Agreement between the Company and Henning Kornbrekke dated as of April 7, 2005 (Incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed April 13, 2005)
10.23	Change in Control Agreement between the Company and David W. Kay dated as of April 7, 2005 (Incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed April 13, 2005)
10.24	Agreement and Plan of Merger among Alabama Metal Industries Corporation, Gibraltar Industries, Inc., Expansion Co., Inc. and the security holders named on the schedules thereto dated as of September 9, 2005 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed September 15, 2005)
10.25	Amendment No. 1 to Credit Agreement among Gibraltar Industries, Inc., Gibraltar Steel Corporation of New York and KeyBank National Association and the other lenders named therein dated as of September 9, 2005 (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed September 15, 2005)
10.26	Term Loan Agreement among Gibraltar Industries, Inc., Gibraltar Steel Corporation of New York, KeyBank National Association and the lenders named therein dated as of October 3, 2005 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed October 7, 2005)

II-xxxv

Exhibit
Number	Description

10.27	Amended and Restated Credit Agreement, dated as of December 8, 2005, among the Company, Gibraltar Steel Corporation of New York, as co-borrower, the lenders parties thereto, KeyBank National Association as administrative agent, JPMorgan Chase Bank, N.A. as syndication agent, Harris Trust and Savings Bank, as co-documentation agent, HSBC Bank USA, National Association as co-documentation agent, and Manufacturers and Traders Trust Company, as co-documentation agent (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed December 13, 2005)
10.28	Registration Rights Agreement, dated as of December 8, 2005, among the Company, the Guarantors (as defined therein) and J.P. Morgan Securities Inc., McDonald Investments Inc., and Harris Nesbitt Corp., as initial purchasers of notes (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed December 13, 2005)
10.29	Asset Purchase Agreement among Gibraltar Industries, Inc., its subsidiaries that are signatory thereto and Blue Water Thermal Processing LLC dated May 31, 2006 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed July 7, 2006)
12*	Statement re: computation of earnings to fixed charges
14	Code of Ethics for senior financial officers and the Chief Executive Officer of Gibraltar Steel Corporation; (incorporated by reference to Exhibit 14 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2004)
21*	Subsidiaries of the Registrant
23.1**	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm
23.2**	Consent of Independent Registered Public Accounting Firm
23.3**	Consent of Independent Auditors
23.4**	Consent of Lippes Mathias Wexler Friedman LLP (contained in Exhibit 5.1)
24*	Power of Attorney
25*	Form T-1 Statement of Eligibility of Trustee under the Trust Indenture Act of 1939, as amended, of The Bank of New York, Trust Company, N.A., as Trustee
99.1*	Form of Letter of Transmittal
99.2*	Form of Notice of Guaranteed Delivery
99.3*	Form of Notice to Investors
99.4*	Form of Notice to Broker Dealers

*	Previously filed as an exhibit to the Registrants’ Registration Statement on Form S-4 (File No. 333-135908) filed with the Securities and Exchange Commission on July 20, 2006.

**	Filed herewith.

II-xxxvi